Item 26. Exhibit (g) v.

AMENDMENT to

SELECTED REINSURANCE AGREEMENTS

in the attached Exhibit

(hereinafter the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

RGA REINSURANCE COMPANY

(hereinafter the “Reinsurer”)

This Amendment hereby terminates the reinsurance of new business on new lives for effective August 28, 2014, the Amendment effective date, under the Agreements. All other changes allowed under the Agreements, including but not limited to any increases if they are normally applied to the existing contract/pool, shall continue to be available hereunder.          under this agreement. All business inforce at the effective date of this Amendment shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

If the Ceding Company elects to          in accordance with the Agreements, the Reinsurer        .

Except as provided herein, all other terms, provisions and conditions of the Agreements remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-12-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-12-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-12-14
Peter G. Ferris
Vice President & Actuary

RGA REINSURANCE COMPANY

By:	/s/ Julie A. Decker	Date:	6/4/2014

Print name	Julie A. Decker

Title:	VP & Actuary

RGA REINSURANCE COMPANY

By:	/s/ Thomas R. Dlouhy	Date:	6/4/2014

Print name	Thomas R. Dlouhy

Title:	VP & Actuary

[page break]

EXHIBIT

RGA Document Number	Effective Date of Agreement	Description	TAI Code
	2/8/1999	VL Select Inforce
	1/1/1999	VL + Inforce (Allianz)

AMENDMENT to

SELECTED REINSURANCE AGREEMENTS

in the attached Exhibit

(hereinafter the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

RGA REINSURANCE COMPANY

(hereinafter the “Reinsurer”)

This Amendment replaces Amendment          and          (effective August 28, 2014) signed on June 12, 2014.

This replacement Amendment hereby terminates the reinsurance of new business on new lives effective August 28, 2014, the Amendment effective date, under the Agreements. The Agreements remain open for increases only as referenced in Article IV, section D, item 7. All business inforce at the effective date of this Amendment shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

If the Ceding Company elects to          in accordance with the Agreements, the Reinsurer        .

Except as provided herein, all other terms, provisions and conditions of the Agreements remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-4-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-4-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	9-4-14
Peter G. Ferris
Vice President & Actuary

RGA REINSURANCE COMPANY

By:	/s/ Julie A. Decker	Date:	9/3/2014

Print name	Julie A. Decker

Title:	VP & Actuary

RGA REINSURANCE COMPANY

By:	/s/ Susan Willeat	Date:	9/3/2014

Print name	Susan Willeat

Title:	VP & Actuary

[page break]

EXHIBIT

RGA Document Number	Effective Date of Agreement	Description	TAI Code
	2/8/1999	VL Select Inforce
	1/1/1999	VL + Inforce (Allianz)